                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): August 20, 2003
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                               THE LTV CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                         1-4368                  75-1070950
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


5800 Lombardo Center, Suite 200, Seven Hills, Ohio             44131
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     (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (216) 642-7100
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          (Former Name or Former Address, if Changed Since Last Report)

         ITEM 5.  OTHER EVENTS.

         As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On August 20, 2003, the Debtors submitted to the Bankruptcy Court their Operating Reports for the period ended July 31, 2003, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1 Operating Report for the period ended July 31, 2003 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

         99.2 Operating Report for the period ended June 30, 2003 for LTV Copperweld Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

         99.3 Operating Report for the period ended July 31, 2003 for LTV Copperweld Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE LTV CORPORATION


                                          By:      /s/ GLENN J. MORAN
                                                 -------------------------------
         Date: August 22, 2003                   Name:   Glenn J. Moran
                                                 Title:  Chief Executive Officer